                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 1999


                                  GO2NET, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                  --------------------------------------------
                         (STATE OR OTHER JURISDICTION OF
                                 INCORPORATION)

                   0-22047                      91-1710182

                (COMMISSION                   (IRS EMPLOYER
                FILE NUMBER)                  IDENTIFICATION NO.)


                          999 THIRD AVENUE, SUITE 4700
           SEATTLE, WASHINGTON                              98104

        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                                 (206) 447-1595

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

DOGPILE, LLC
     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated August 17, 1999, related to the Registrant's completion of the purchase of Dogpile, LLC ("Dogpile") by means of the purchase of all the outstanding membership interests in Dogpile (the "Purchase"), as set forth below and in the pages attached hereto:

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     See Exhibit 20.1 for the audited financial statements of Dogpile

(b)  UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Combined Financial Statements give effect to both previously reported acquisitions, which include Haggle Online and USAOnline, Inc., IQC Corporation and
Authorize.Net (collectively as previously reported acquisitions) and the current purchase business combination of Dogpile LLC by Go2Net, Inc. ("Go2Net" or the "Company"). Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The estimated fair values included herein are based upon preliminary estimates and may not be indicative of the final allocation of purchase price consideration. Any amounts that may be allocable to in process research and development would be recorded as one time charges that would reduce the goodwill reflected in the unaudited Pro Forma Condensed Combined Balance Sheet and the related amortization expense reflected in the unaudited Pro Forma Condensed Combined Statements of Operations.

Such preliminary estimates of the fair values of the assets and liabilities of Dogpile and the previously reported acquisitions have been combined with the recorded values of the assets and liabilities of Go2Net in the unaudited Pro Forma Condensed Combined Balance Sheet. The unaudited Pro Forma Condensed Combined Financial Statements are based on, and should be read in conjunction with, the historical financial statements and the notes thereto of Go2Net included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on December 29, 1998, the historical financial statements of previously reported acquisitions reported on Forms 8K/A dated July

2, 1999, July 27, 1999 and September 13, 1999 and the historical financial statements and the notes thereto of Dogpile included herein.

     The unaudited Pro Forma Condensed Combined Balance Sheet has been prepared to reflect the purchase of Dogpile and the previously reported acquisitions as if the purchase of Dogpile LLC had occurred on June 30, 1999. The unaudited Pro Forma Condensed Combined Statements of Operations for the year ended September 30, 1998 reflect the combined results of operations of Go2Net the previously reported acquisitions and Dogpile for its year ended July 31, 1998. The unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended June 30, 1999, include Go2Net, the previously reported acquisitions and Dogpile. The unaudited Pro Forma Condensed Combined Statements of Operations are presented as if the purchases of the previously reported acquisitions and Dogpile occurred on October 1, 1997.

     The unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Operations are provided for illustrative purposes only and should be read in conjunction with the accompanying notes thereto, the audited financial statements and notes thereto for the year ended September 30, 1998 of Go2Net included in its annual report on Form 10-K, the unaudited financial statements and notes thereto for the nine months ended June 30, 1999, included in Go2Net's Quarterly Report on Form 10-Q, Current Reports on Form 8-K/A filed on July 2, 1999, July 27, 1999, September 13, 1999 and the audited financial statements and notes thereto of Dogpile included herein. The unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Operations are not necessarily indicative of the operating results or financial position that would have been achieved had the purchases of the previously reported acquisitions and Dogpile been consummated at the dates indicated, nor is it necessarily indicative of future operating results and financial condition.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET


                                                                                       PRO FORMA
                                                                                      ADJUSTMENTS
                                                                                          FOR
                                                                      PREVIOUSLY       PREVIOUSLY
                                                    JUNE 30, 1999      REPORTED         REPORTED
                                                       GO2NET        ACQUISITIONS     ACQUISITIONS         SUBTOTAL
                                                       ------        ------------     ------------         --------
ASSETS
Current assets:
  Cash and cash equivalents .....................   $ 133,176,418    $  1,621,738    $ (13,500,000)   $ 121,298,156
  Short-term investments ........................     134,394,249              --               --      134,394,249
  Trade account receivables, net ................       2,946,886         418,770               --        3,365,656
  Other accounts receivable .....................       1,884,980              --               --        1,884,980
  Deferred tax assets, current ..................            --         2,473,495               --        2,473,495
  Prepaid expenses and other assets .............         425,450          11,500               --          436,950
                                                     ------------     -----------    -------------     ------------
     Total current assets .......................     272,827,983       4,525,503      (13,500,000)     263,853,486

Property and equipment, net .....................       2,009,892         241,513               --        2,251,405
Other assets, net ...............................         363,400           5,300               --          368,700
Intangible assets, net ..........................      49,955,876              --       91,901,722      141,857,598
Long term investments ...........................      40,715,569              --               --       40,715,569
Deposits ........................................         250,000              --               --          250,000
                                                     ------------     -----------    -------------     ------------
Total assets ....................................   $ 366,122,720    $  4,772,316    $  78,401,722    $ 449,296,758
                                                     ------------     -----------    -------------     ------------
                                                     ------------     -----------    -------------     ------------
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses .........   $   2,354,104    $    253,839    $          --    $   2,607,943
  Accrued compensation and benefits .............         841,478         217,693               --        1,059,171
  Merchant Funds ................................              --         473,260               --          473,260
  Deferred tax liability ........................       3,298,111              --       15,562,642       18,860,753
  Deferred revenue ..............................       1,106,671              --               --        1,106,671
                                                     ------------     -----------    -------------     ------------
     Total current liabilities ..................       7,600,364         944,792       15,562,642       24,107,798

Shareholders' equity:

Preferred stock .................................     450,996,185              --               --      450,996,185
Common stock ....................................      72,434,214      46,016,392      (46,016,392)     149,534,214
                                                                                        77,100,000
Voting membership of LLC ........................              --              --               --               --
Accumulated comprehensive deficit ...............        (362,940)             --                          (362,940)
Retained earnings (accumulated deficit)..........    (164,545,103)    (42,188,868)      31,755,472     (174,978,499)
                                                     ------------     -----------    -------------     ------------
     Total shareholders' equity .................     358,522,356       3,827,524       62,839,080      425,188,960
                                                     ------------     -----------    -------------     ------------

     Total liabilities and shareholders' equity .   $ 366,122,720    $  4,772,316    $  78,401,722    $ 449,296,758
                                                     ------------     -----------    -------------     ------------
                                                     ------------     -----------    -------------     ------------


                                                                        DOGPILE
                                                      DOGPILE          PRO FORMA                PRO FORMA
                                                    HISTORICAL        ADJUSTMENTS                COMBINED
                                                    ----------        -----------                --------
ASSETS
Current assets:
  Cash and cash equivalents ......................   $      12,799       $ (15,000,000)(a)   $ 106,310,955
  Short-term investments .........................              --                  --         134,394,249
  Trade account receivables, net .................         548,077                  --           3,913,733
  Other accounts receivable ......................              --                  --           1,884,980
  Deferred tax assets, current ...................              --                  --           2,473,495
  Prepaid expenses and other assets ..............              --                  --             436,950
                                                     -------------       -------------          ----------
     Total current assets ........................         560,876         (15,000,000)        249,414,362

Property and equipment, net ......................          45,021                --             2,296,426
Other assets, net ................................            --                  --               368,700
Intangible assets, net ...........................       8,972,008          45,494,188 (c)     196,323,794
Long term investments ............................            --                  --            40,715,569
Deposits .........................................            --                  --               250,000
                                                     -------------       -------------          ----------
Total assets .....................................   $   9,577,905       $  30,494,188       $ 489,368,851
                                                     -------------       -------------          ----------
                                                     -------------       -------------          ----------
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses ..........   $      31,662       $          --       $   2,639,605
  Accrued compensation and benefits ..............          40,431                  --           1,099,602
  Merchant Funds .................................              --                  --             473,260
  Deferred tax liability .........................              --                  --          18,860,753
  Deferred revenue ...............................              --                  --           1,106,671
                                                     -------------       -------------          ----------
     Total current liabilities ...................          72,093                  --          24,179,891

Shareholders' equity:

Preferred stock ..................................              --                  --         450,996,185
Common stock .....................................              --                  --         189,534,214
                                                                            40,000,000 (a)
Voting membership interests of Dogpile LLC .......       9,795,945          (9,795,945)(c)              --
Accumulated comprehensive deficit ................              --                  --            (362,940)
Retained earnings (accumulated deficit)...........        (290,133)            290,133(b)     (174,978,499)
                                                     -------------       -------------          ----------
     Total shareholders' equity ..................       9,505,812          30,494,188         465,188,960
                                                     -------------       -------------          ----------
     Total liabilities and shareholders' equity ..   $   9,577,905       $  30,494,188       $ 489,368,851
                                                     -------------       -------------          ----------
                                                     -------------       -------------          ----------


                             See accompanying notes.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS



                                                                               PRO FORMA
                                                                              ADJUSTMENTS                     YEAR ENDED
                                                                                  FOR                          JULY 31,
                                          YEAR ENDED          PREVIOUSLY       PREVIOUSLY                       1998
                                      SEPTEMBER 30, 1998       REPORTED         REPORTED                        DOGPILE
                                            GO2NET           ACQUISITIONS(1)  ACQUISITIONS      SUBTOTAL      HISTORICAL
                                          ---------          ------------     ------------      --------      ----------
Revenue ...............................   $ 7,109,432         $  2,402,663    $         --    $  9,512,095    $   230,084
Cost of revenue .......................     2,295,194              214,703              --       2,509,897         31,050
                                          -----------         ------------    ------------    ------------    -----------
          Gross profit ................     4,814,238            2,187,960              --       7,002,198        199,034


Operating expenses:
  Sales and marketing .................     2,044,086              559,836              --       2,603,922         20,685
  Product development .................     1,376,238              710,971              --       2,087,209         41,370
  General and administrative ..........     2,454,620            1,296,161              --       3,750,781        122,285
  Amortization of intangible
  assets ..............................            --                   --      51,641,917      51,641,917             --
  Merger and acquisition
  costs ...............................     1,035,494                   --              --       1,035,494             --
  Impairment loss .....................       398,126                   --              --         398,126             --
  Stock compensation ..................       212,841           25,676,078              --      25,888,919             --
                                          -----------         ------------    ------------    ------------    -----------
    Total operating expenses ..........     7,521,405           28,243,046      51,641,917      87,406,368        184,340
                                          -----------         ------------    ------------    ------------    -----------

Income (loss) from operations .........    (2,707,167)         (26,055,086)    (51,641,917)    (80,404,170)        14,694

Interest income, net ..................       510,529                4,144              --         514,673             --
                                          -----------         ------------    ------------    ------------    -----------
Income (loss) before taxes ............    (2,196,638)         (26,050,942)    (51,641,917)    (79,889,497)        14,694

Income taxes (benefit) ................        59,417                1,327      (6,353,251)     (6,292,507)            --
                                          -----------         ------------    ------------    ------------    -----------
Net income (loss) .....................   $(2,256,055)        $(26,052,269)   $(45,288,666)   $(73,596,990)   $    14,694
                                          -----------         ------------    ------------    ------------    -----------
                                          -----------         ------------    ------------    ------------    -----------
Basic and diluted net loss per share...   $     (0.10)                                        $      (2.99)

Number of shares used in computing
basic and diluted net loss per share       23,432,061                            1,208,201      24,640,262


                                               DOGPILE
                                              PRO FORMA           PRO FORMA
                                             ADJUSTMENTS          COMBINED
                                            ------------         -----------
Revenue ................................     $        --       $   9,742,179
Cost of revenue ........................              --           2,540,947
                                            ------------         -----------
          Gross profit .................              --           7,201,232


Operating expenses:
  Sales and marketing ..................              --           2,624,607
  Product development ..................              --           2,128,579
  General and administrative ...........              --           3,873,066
  Amortization of intangible
  assets ...............................      18,420,672 (c)      70,062,589
  Merger and acquisition
  costs ................................              --           1,035,494
  Impairment loss ......................              --             398,126
  Stock compensation ...................              --          25,888,919
                                            ------------         -----------
    Total operating expenses ...........      18,420,672         106,011,380
                                            ------------         -----------

Income (loss) from operations ..........     (18,420,672)        (98,810,148)

Interest income, net ...................              --             514,673
                                            ------------         -----------
Income (loss) before taxes .............     (18,420,672)        (98,295,475)

Income taxes (benefit) .................              --          (6,292,507)
                                            ------------         -----------
Net income (loss) ......................    $(18,420,672)      $ (92,002,968)
                                            ------------         -----------
                                            ------------         -----------
Basic and diluted net loss per share....                       $       (3.63)

Number of shares used in computing
basic and diluted net loss per share....         682,156          25,322,418


(1) Represents the historical operating results of the previously reported acquisition prior to their date of acquisition by the Company. See notes to the unaudited Pro Forma Condensed Combined Statements of Operations for certain operating data by acquisition.

                             See accompanying notes.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                                                           NINE MONTHS ENDED JUNE 30, 1999
                                                                           -------------------------------
                                                                          PRO FORMA
                                              NINE                       ADJUSTMENTS
                                             MONTHS                          FOR
                                             ENDED       PREVIOUSLY      PREVIOUSLY
                                         JUNE 30, 1999    REPORTED        REPORTED                           DOGPILE
                                             GO2NET     ACQUISITIONS(1)  ACQUISITIONS         SUBTOTAL      HISTORICAL
                                           ---------    ---------------  ------------        --------      ----------
Revenue ............................   $  12,651,287     $  4,633,015    $         --    $  17,284,302    $ 1,407,359
Cost of revenue ....................       2,832,068          284,896              --        3,116,964        205,858
                                       -------------     ------------    ------------    -------------    -----------
          Gross profit .............       9,819,219        4,348,119              --       14,167,338      1,201,501


Operating expenses:
  Sales and marketing ..............       3,618,551        1,152,202              --        4,770,753        149,715
  Product development ..............       1,452,403          819,994              --        2,272,397        112,286
  General and administrative .......       3,697,917        3,111,920              --        6,809,837        467,860
  Amortization of intangible
  assets ...........................       2,740,763               --      35,898,462       38,639,225        764,514
  Merger and acquisition costs .....         650,257               --              --          650,257             --
  Stock compensation ...............         960,708       15,606,080              --       16,566,788             --
                                       -------------     ------------    ------------    -------------    -----------
Total operating expenses ...........      13,120,599       20,690,196      35,898,462       69,709,257      1,494,375


Loss from operations ...............      (3,301,380)     (16,342,077)    (35,898,462)     (55,541,919)      (292,874)

Interest income, net ...............       3,151,426           10,802              --        3,162,228             --
                                       -------------     ------------    ------------    -------------    -----------
Loss before taxes ..................        (149,954)     (16,331,275)    (35,898,462)     (52,379,691)      (292,874)

Income taxes (benefit) .............          18,533       (2,447,437)     (3,890,661)      (6,319,565)           (--)
                                       -------------     ------------    ------------    -------------    -----------
Income (loss) before extraordinary
items ..............................        (168,487)     (13,883,838)    (32,007,801)     (46,060,126)      (292,874)

Loss on extinguishment of debt, net
of tax .............................              --        3,018,046              --        3,018,046             --
                                       -------------     ------------    ------------    -------------    -----------
Net loss ...........................        (168,487)     (16,901,884)    (32,007,801)     (49,078,172)      (292,874)

Preferred stock dividend ...........     159,930,733               --              --      159,930,733             --
                                       -------------     ------------    ------------    -------------    -----------
Net loss applicable to common
shareholders .......................   $(160,099,220)    $(16,901,884)   $(32,007,801)   $(209,008,905)   $  (292,874)
                                       -------------     ------------    ------------    -------------    -----------
                                       -------------     ------------    ------------    -------------    -----------
Basic and diluted net loss per share   $       (6.31)                                    $       (7.87)
                                       -------------                                     -------------
                                       -------------                                     -------------
Number of shares used in computing
basic and diluted net loss per
common share .......................      25,363,715                        1,208,201      26,571,916





                         NINE MONTHS ENDED JUNE 30, 1999

                                         DOGPILE
                                        PRO FORMA             PRO FORMA
                                       ADJUSTMENTS            COMBINED
                                       ------------        -------------
Revenue ............................   $         --         $  18,691,661
Cost of revenue ....................             --             3,322,822
                                       ------------        -------------
          Gross profit .............             --            15,368,839


Operating expenses:
  Sales and marketing ..............             --             4,920,468
  Product development ..............             --             2,384,683
  General and administrative .......             --             7,277,697
  Amortization of intangible
  assets ...........................     13,050,990 (c)        52,454,729
  Merger and acquisition costs .....             --               650,257
  Stock compensation ...............             --            16,566,788
                                       ------------         -------------
Total operating expenses ...........     13,050,990            84,254,622


Loss from operations ...............    (13,050,990)         (68,885,783)

Interest income, net ...............             --            3,162,228
                                       ------------        -------------
Loss before taxes ..................    (13,050,990)         (65,723,555)

Income taxes (benefit) .............             --           (6,319,565)
                                       ------------        -------------
Income (loss) before extraordinary
items ..............................    (13,050,990)         (59,403,990)

Loss on extinguishment of debt, net
of tax .............................             --            3,018,046
                                       ------------        -------------
Net loss ...........................    (13,050,990)         (62,422,036)

Preferred stock dividend ...........             --          159,930,733
                                       ------------        -------------
Net loss applicable to common
shareholders .......................   $(13,050,990)       $(222,352,769)
                                       ------------        -------------
                                       ------------        -------------
Basic and diluted net loss per share
                                                           $       (8.11)
                                                           --------------
                                                           --------------
Number of shares used in computing
basic and diluted net loss per
common share .......................        682,156           27,254,072


(1) Represents the historical operating results of the previously reported acquisitions prior to their date of acquisition by the Company. See notes to the unaudited Pro Forma Condensed Combined Statements of Operations for certain operating data by acquisition.

                             See accompanying notes.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                        CONSOLIDATED FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

The unaudited Pro Forma Condensed Combined Balance Sheet has been prepared to reflect the purchase of the previously reported acquisitions and Dogpile as if they had occurred on June 30, 1999. The unaudited Pro Forma Condensed Combined Statements of Operations for the year ended September 30, 1998 reflect the combined results of operations of Go2Net, the previously reported acquistions and Dogpile for its year ended July 31, 1998. The unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 1999, includes Go2Net, the previously reported acquisitions and Dogpile. The unaudited Pro Forma Condensed Combined Statements of Operations have been prepared as if the purchases of the previously reported acquisitions and Dogpile had occurred on October 1, 1997.

The unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1999 and the related unaudited Pro Forma Condensed Statements of Operations for the nine month period ended June 30, 1999, and for the year ended September 30, 1998, for Go2Net, Inc., the previously reported acquisitions, which include Haggle Online, USAOnline, Inc., IQC Corporation and Authorize.Net are combined in the subtotal column to reflect the impact of the previously reported acquisitions, as reported on the Current Reports on Form 8-K/A filed on July 2, 1999, July 27, 1999 and September 10, 1999.

The components of revenues, operating expenses, and net loss reflected as historical operating results included in the unaudited Pro Forma Condensed Combined Statements of Operations for the year ended September 30, 1998 of the previously reported acquisitions for the year ended December 31, 1998 are as follows:

                                    DATE                               OPERATING
                                  ACQUIRED              REVENUE         EXPENSES                NET LOSS
                                  --------              -------         --------                --------

Haggle Online               April 16, 1999         $      13,498       $      25,890        $     (17,690)
USAOnline, Inc.             April 28, 1999                12,098              30,041              (20,674)
IQC Corporation             May 13, 1999                 251,215             299,894             (159,886)
Authorize.Net               July 1, 1999           $   2,125,852       $  27,887,221        $ (25,854,019)
                                                   -------------       -------------        -------------
                                                   $   2,402,663       $  28,243,046        $ (26,052,269)
                                                   -------------       -------------        -------------
                                                   -------------       -------------        -------------

The components of revenues, operating expenses, and net income (loss) reflected as historical operating results included in the unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 1999 of the previously reported acquisitions for the periods indicated below are as follows:

                                 DATE                                                      OPERATING      NET INCOME
                               ACQUIRED            PERIOD ENDED           REVENUE          EXPENSES         (LOSS)
                               --------            ------------           -------          --------         ------
                                               Six months ended
Haggle Online             April 16, 1999       March 31, 1999         $     18,945     $     27,978       $     (9,386)
                                               Six months ended
USAOnline, Inc.           April 28, 1999       March 31, 1999               81,197           44,804             24,793
                                               Six months ended
IQC Corporation           May 13, 1999         March 31, 1999              281,195          313,112           (134,122)
                                               Nine months ended
Authorize.Net             July 1, 1999         June 30, 1999          $  4,251,678     $ 20,304,302       $(16,783,169)
                                                                      ------------     ------------       ------------
                                                                      $  4,633,015     $ 20,690,196       $(16,901,884)
                                                                      ------------     ------------       ------------
                                                                      ------------     ------------       ------------

The unaudited pro forma condensed combined financial statements reflect the issuance of approximately 682,156 shares of Go2Net Common Stock and $15,000,000 in cash in connection with the purchase of all of the outstanding membership interests of Dogpile.

This Purchase was accounted for under the purchase method of accounting in accordance with APB Opinion No.16, whereby, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of Dogpile have been combined with the recorded values of the assets and liabilities of Go2Net and the previously reported acquisitions in the unaudited Pro Forma Condensed Combined Financial Statements.

2.   PURCHASE TRANSACTION COSTS

Go2Net and Dogpile incurred direct transaction costs of approximately $175,000 associated with the purchase, primarily for legal and accounting fees. These costs will be included in goodwill and amortized over three years. There can be no assurance that Go2Net will not incur additional costs in subsequent periods associated with the purchase or that management will be successful in their efforts to integrate the operations of the two companies.

3.   PRO FORMA LOSS PER COMMON SHARE

The pro forma combined basic and diluted net loss per common share are based on the sum of weighted average number of common shares of Go2Net common stock outstanding in the periods presented and the common stock issued in connection with the purchase of Dogpile and the previously reported acquisitions outstanding during the periods, assuming that the shares issued were outstanding as of October 1, 1997.

4.   CONFORMING AND RECLASSIFICATION ADJUSTMENTS

There were no adjustments required to conform the accounting policies of Go2Net and Dogpile. Certain amounts for Dogpile have been reclassified to conform with Go2Net's financial statement presentation. Pro forma adjustments were required to record goodwill and the related amortization expense as if the transactions occurred on October 1, 1997.

5.   PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION OF DOGPILE

     (a) To reflect the issuance of 682,156 shares of Go2Net common stock and payment of $15,000,000 in cash in connection with the Dogpile Purchase, for an aggregate purchase price of approximately $55 million, including approximately $175,000 of transaction costs.

     (b)  To eliminate the historical accumulated deficit of Dogpile.

     (c) To record the excess of the purchase price over the fair value of assets and liabilities in connection with the acquisition of Dogpile, and recognition of the related amortization expense. The purchase price allocation is based on management's estimates of the fair values of the tangible assets, intangible assets and technology.
          The book net value of the tangible assets and liabilities acquired approximate fair value. Goodwill and substantially all other purchased intangible assets is amortized on a straight line basis over 3 years.

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




     (c)  EXHIBITS.

          The following exhibits are filed herewith:

          20.1 Dogpile, LLC and Predecessors audited financial statements for the years ended July 31, 1998 and 1999.

          23.1    Consent of KPMG LLP, Independent Auditors

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                  GO2NET, INC.


Date:  October 18, 1999           By:  /s/ Russell C. Horowitz

                                  Russell C. Horowitz
                                  Chief Executive Officer,
                                  Chief Administrative Officer and
                                  Chief Financial Officer


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